UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(b):

On August 1, 2025, Eagle Materials Inc. (“Company”) received a resignation letter from director Richard R. Stewart. His resignation was effective upon the certification of the results of the election of directors at the Annual Meeting of Stockholders held on August 4 2025. Mr. Stewart indicated that his decision to resign follows the Company’s director retirement policy and does not arise from any disagreement on any matter related to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, George J. Damiris, Martin M. Ellen and David Rush were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2028 Annual Meeting of Stockholders. The Company’s stockholders also (i) approved an advisory resolution regarding the compensation of the Company’s named executive officers; (ii) approved a non-binding advisory stockholder proposal requesting the declassification of our Board of Directors; and (iii) approved the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2026.

Voting results for the director nominees and the other proposals are summarized below:

Election of Class I Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
George J. Damiris	28,765,498	500,478	21,190	1,589,778
Martin M. Ellen	27,440,559	1,825,309	21,298	1,589,778
David Rush	29,249,106	16,914	21,146	1,589,778

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
28,975,589	284,947	26,630	1,589,778

Approval of a non-binding advisory stockholder proposal requesting the declassification of our Board of Directors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
26,991,998	2,264,406	30,762	1,589,778

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
30,393,539	464,986	18,419	0

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby
Matt Newby
Executive Vice President, General Counsel and Secretary

Date: August 5, 2025